Line of Credit (Details Narrative) - USD ($)		1 Months Ended	9 Months Ended
	Sep. 14, 2023	Jun. 30, 2022	Sep. 30, 2023
Description of security agreement	the Company entered into an accounts receivable financing and security agreement with a maximum availability of $10 million for a three-year term with SLR Digital Finance, LLC (“the Facility”).
Maturity Date	Sep. 14, 2026	Jun. 30, 2023
Accrued interest amount			$ 16,067
Accrued interest			1,036,516
Incurred legal costs			$ 42,937